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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                  FORM 8-K
                                  ========

                               CURRENT REPORT
                               --------------


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
    ----------------------------------------------------------------------


        Date of Report (Date of earliest event reported) June 30, 1997
                                                         -------------


                                  MESA INC.
                                  =========
           (Exact name of registrant as specified in its charter)




                                   1-10874
                            ----------------------
                            Commission File Number

            Texas                                           75-2394500
            -----                                           ----------
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                        Identification Number)


  1400 Williams Square West
5205 North O'Connor Boulevard
        Irving, Texas           (214) 444-9001                 75039
-----------------------------  -----------------             ----------
    (Address of Principal       (Registrant's                (Zip Code)
      Executive Offices)       Telephone Number)


                                Not Applicable
                                --------------
        (Former name or former address if changed since last report)


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
Item 5.  Other Events
---------------------

     On July 29, 1997, MESA Inc. announced its financial and operating results for the second quarter of 1997.


Item 7.  Financial Statements and Exhibits
------------------------------------------

     (c)  Exhibits

          Item     Exhibit
          ----     -------

           99      Press Release issued by MESA Inc. on July 29, 1997.

                                 SIGNATURE
                                 =========

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                MESA INC.
                                                (Registrant)


                                            By:/s/ M. Garrett Smith
                                                --------------------
                                                M. Garrett Smith
                                                Vice President,
                                                Corporate Acquisitions


Date:  July 29, 1997
       -------------

                              INDEX TO EXHIBITS
                              =================

          Item
         Number     Exhibit
         ------     -------

           99       Press Release issued by MESA Inc. on July 29, 1997.

 EXHIBIT 99

 FOR IMMEDIATE RELEASE                                        July 29, 1997
 Research Analyst Contact:                                 Investor Contact:
 Deanna Miller (972)402-7054                    Malcolm Gorrie (972)402-7087


                         MESA REPORTS SECOND QUARTER RESULTS

        (IRVING, Texas) -- MESA Inc. ("MESA") today announced financial and operating results for the second quarter of 1997 and the six months ended June 30, 1997.
 Second Quarter 1997
 ===================
        MESA reported a net loss applicable to its common stock of $19.8 million, or $0.31 per share, during the second quarter of 1997 as compared with net income of $4.5 million, or $0.07 per share, during the second quarter of 1996. Second quarter 1997 revenues increased 9 percent to $78.0 million from $71.3 million in the second quarter of 1996. Operating income fell 37 percent to $13.3 million in the second quarter of 1997 as compared with $21.1 million in the same period in 1996.
        Garrett Smith, MESA's acting chief financial officer, stated that the net loss comparison is magnified by a one time loss in 1997 and a one time gain in 1996. The second quarter 1997 results include a loss of $5 million associated with the sales of MESA's remaining natural gas vehicle businesses. Such loss is reflected in impairment and other income. The second quarter 1996 results include a gain of $15.0 million from the revaluation of certain reserves and contingencies associated with acquisitions and contract settlements which occurred in the mid-to-late 1980's, and a $3.6 million charge associated with a reduction of personnel. MESA's operating results were positively impacted by the increase in oil and condensate production as a result of the acquisitions to date in 1997. In addition, the recapitalization and restructuring in the summer of 1996 lowered interest rates and general and administrative expenses.
 Year-to-Date 1997
 =================
        MESA reported a net loss applicable to its common stock of $13.1 million, or $0.20 per share, during the first six months of 1997 as compared with net income of $5.6 million, or $0.09 per share, during the same period in 1996. Revenues for the first six months of 1997 increased 13 percent to $172.1 million from $152.0 million during the first six months of 1996 and cash flow from operations increased 12 percent to $87.8 million for the first six months of 1997 from $78.6 million for the same period in 1996.
 Production and Prices
 =====================

        MESA's production and average prices are summarized below.

                                    Three Months Ended     Six Months Ended
                                         June 30               June 30
                                    ------------------     ----------------
                                      1997       1996        1997     1996
                                    -------    -------     -------  -------

 Production:
   Natural gas equivalents (MMcfe)   33,649     31,471      64,875   65,384
   Natural gas (MMcf) . . . . . .    17,851     20,965      36,969   43,076
   Natural gas liquids (MBbls). .     1,548      1,517       3,236    3,240
   Oil and condensate (MBbls) . .     1,085        234       1,415      478
   Helium (MMcf). . . . . . . . .        50         53         106      109

 Average Prices:
   Natural gas (per Mcf). . . . .   $  1.92   $   2.06     $  2.40  $  2.17
   Natural gas liquids (per Bbl).     13.13      13.17       15.57    13.52
   Oil and condensate (per Bbl) .     18.15      19.54       18.43    18.55
   Helium (per Mcf) . . . . . . .     25.85      26.73       26.99    26.45

 *Equivalent natural gas production is based on a factor of six Mcf per barrel of liquids.

        MESA's natural gas production declined in 1997 as a result of natural production declines in the Hugoton field and the Gulf Coast and a post-payout reduction in MESA's working interest in certain Gulf Coast wells in early 1997. MESA's combined natural gas liquids and oil and condensate production increased in 1997 as a result of the acquisition of condensate and natural gas liquid interests from MAPCO effective January 1, 1997, and the acquisition of Greenhill Petroleum Corporation effective April 15, 1997.
        MESA anticipates that total production for 1997 will increase over 1996 as a result of the previously mentioned acquisitions and ongoing development activities. A field compression expansion program currently underway in the Hugoton field is expected to increase production in the second half of 1997. The recently completed East Cameron 322/323 drilling program is also expected to increase Gulf Coast production in the second half of 1997.
        Prices for all of MESA's production fell in the second quarter of 1997 in comparison to the second quarter of 1996. The lower recognized prices reflect the decline in energy commodity prices but were partially offset by MESA's hedging activities.

       The following table shows the effects of MESA's hedging activities on its prices for the periods indicated:
                Quarter Ended June 30, 1997   Six Months Ended June 30, 1997
               ------------------------------ ------------------------------
               Natural   Natural    Oil and   Natural   Natural    Oil and
                 Gas   Gas Liquids Condensate   Gas   Gas Liquids Condensate
               ($/Mcf)   ($/Bbl)    ($/Bbl)   ($/Mcf)   ($/Bbl)    ($/Bbl)
               ------- ----------- ---------- ------- ----------- ----------
 Actual price
  received . . $  1.91   $   12.91   $  17.65 $  2.32   $   15.44   $  14.28
 Effect of
  hedging. . .    0.01        0.22       0.50    0.08        0.13       4.15
               ------- ----------- ---------- ------- ----------- ----------
 Average price $  1.92   $   13.13   $  18.15 $  2.40   $   15.57   $  18.43
               ======= =========== ========== ======= =========== ==========

        As a result of physical sales contracts and other hedging arrangements, MESA's estimated fixed price profile is as follows:
                                             Percent of     Floor    Ceiling
                                             Production     Price     Price
                                             ----------    -------   -------
 Last Six Months of 1997
 -----------------------
    Natural Gas ($/MMBtu net to MESA) . . .      55%       $  2.22   $  2.24
    Natural Gas Liquids ($/Bbl net to MESA)      10%       $ 17.13   $ 17.13
    Crude Oil ($/Bbl NYMEX equivalent). . .      36%       $ 20.56   $ 22.63

 Calendar Year 1998
 ------------------
    Natural Gas ($/MMBtu net to MESA) . . .      16%       $  2.67   $  2.73
    Crude Oil ($/Bbl NYMEX equivalent). . .       6%       $ 19.90   $ 19.90
        In addition to these hedges, MESA entered into an eight-year agreement covering 13,000 MMBtus of natural gas per day beginning January 1, 1997.
 Under this agreement, MESA will receive the NYMEX Henry Hub natural gas price plus $0.52 per MMBtu for the first two years and ten percent of the NYMEX West Texas Intermediate crude oil price for the remaining six years.

Pioneer Natural Resources
 =========================
        On June 27, 1997, the Securities and Exchange Commission declared effective the Joint Proxy Statement/Prospectus for the proposed merger of MESA Inc. and Parker & Parsley Petroleum Company to form Pioneer Natural Resources Company. Both companies have scheduled special meetings of stockholders on August 7, 1997, to consider and vote on the proposed merger.
 Forward Looking Statements
 ==========================
       This announcement includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended Such forward-looking statements include, without limitation, estimates with respect to reserves, production levels, cash flows and capital expenditures Although MESA believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct Forward-looking statements are qualified as may be provided in MESA's annual, quarterly and current reports and registration statements filed with the Securities and Exchange Commission.
 Results of Operations
 =====================
        Shown below are the unaudited condensed consolidated results of operations for the three- and six-month periods ended June 30, 1997 and 1996 (in thousands, except per share data):

                                  Three Months Ended     Six Months Ended
                                         June 30              June 30
                                  -------------------    -----------------
                                     1997       1996        1997      1996
                                  --------   --------    --------  --------
 Revenues:
   Natural gas. . . . . . . . . . $ 34,246   $ 44,243    $ 88,810  $ 94,810
   Natural gas liquids. . . . . .   20,395     19,979      50,439    43,115
   Oil and condensate . . . . . .   19,709      4,484      26,087     8,847
   Other. . . . . . . . . . . . .    3,644      2,616       6,801     5,193
                                  --------   --------    --------  --------
                                    77,994     71,322     172,137   151,965
                                  --------   --------    --------  --------
 Costs and Expenses:
   Lease operating expense
     and production taxes . . . .   23,351     16,970      47,329    35,338
   Exploration. . . . . . . . . .    2,134      2,270       8,067     2,814
   General and administrative (1)    5,476      8,954       9,277    14,538
   Depreciation, depletion and
     amortization . . . . . . . .   30,787     22,068      56,510    46,064
   Impairment of long-lived assets   2,907        --        2,907     6,828
                                  --------   --------    --------  --------
                                    64,655     50,262     124,090   105,582
                                  --------   --------    --------  --------
 Operating Income . . . . . . . .   13,339     21,060      48,047    46,383
                                  --------   --------    --------  --------
 Other Income (Expense):
   Interest expense, net of
     interest income  . . . . . .  (25,314)   (32,417)    (47,571)  (66,949)
   Gains from investments . . . .      --         586         --      9,349
   Other  . . . . . . . . . . . .   (2,263)    15,318      (2,493)   16,821
                                  --------   --------    --------  --------
                                   (27,577)   (16,513)    (50,064)  (40,779)
                                  --------   --------    --------  --------
 Net Income (Loss). . . . . . . . $(14,238)  $  4,547    $ (2,017) $  5,604
                                  --------   --------    --------  --------
 Dividends on Preferred Stock . .   (5,609)       --      (11,105)      --
                                  --------   --------    --------  --------
 Net Income Applicable to
   Common Stock . . . . . . . . . $(19,847)  $  4,547    $(13,122) $  5,604
                                  ========   ========    ========  ========
 Net Income Per Common Share. . . $  (0.31)  $   0.07    $  (0.20) $   0.09
                                  ========   ========    ========  ========
 Weighted Average Common
   Shares Outstanding . . . . . .   64,280     64,507      64,280    64,053
                                  ========   ========    ========  ========

 (1) Includes $3.6 million charge associated with a reduction in personnel in the second quarter of 1996.

Financial Position
 ==================
      Shown below are the condensed consolidated balance sheets as of June 30, 1997 and December 31, 1996 (in thousands):

                                                   June 30,     December 31,
                                                     1997           1996
                                                 -----------    ------------
                                                 (unaudited)
 Assets:
       Current assets. . . . . . . . . . . . .   $    70,832    $     84,277
       Property, plant and equipment, net. . .     1,351,732       1,046,384
       Other assets. . . . . . . . . . . . . .        82,894          83,218
                                                 -----------    ------------
                                                 $ 1,505,458    $  1,213,879
                                                 ===========    ============
 Liabilities:
       Current liabilities . . . . . . . . . .   $    58,950    $     69,500
       Long-term debt. . . . . . . . . . . . .     1,102,999         802,772
       Deferred revenue and other liabilities.        80,032          76,113

 Stockholders' Equity. . . . . . . . . . . . .       263,477         265,494
                                                 -----------    ------------
                                                 $ 1,505,458    $  1,213,879
                                                 ===========    ============

 Cash Flows
 ==========
      The following is an unaudited summary of cash flows from operating activities for the six months ended June 30, 1997 and 1996 (in thousands):

                                                         Six Months Ended
                                                              June 30
                                                        -------------------
                                                          1997       1996
                                                        --------   --------
 Net income (loss) . . . . . . . . . . . . . . . .      $ (2,017)  $  5,604
 Depreciation, depletion and amortization. . . . .        56,510     46,064
 Impairment of long-lived assets . . . . . . . . .         2,907      6,828
 Accreted interest on discount notes . . . . . . .         9,227       (215)
 Investment activity, net. . . . . . . . . . . . .          (405)    38,276
 Changes in operating receivables and payables . .        11,554    (20,053)
 Other . . . . . . . . . . . . . . . . . . . . . .         9,986      2,069
                                                        --------   --------
    Cash provided by (used in)operating activities      $ 87,762   $ 78,573
                                                        ========   ========



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